UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                           0-19684              57-0925911
         --------                           -------              ----------
(State or other jurisdiction of           (Commission        (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (843) 205-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On April 26, 2006, Coastal Financial Corporation announced its financial results for the second fiscal quarter ended March 31, 2006. The press release announcing financial results for the second fiscal quarter ended March 31, 2006 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

       Exhibit 99.1    Press Release dated April 26, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COASTAL FINANCIAL CORPORATION



                                     By:  /s/ Michael C. Gerald
                                          -------------------------------------
                                          Michael C. Gerald
                                          President and Chief Executive Officer
                                          April 26, 2006